SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549

                                 FORM 8K/A-1

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                            November 17, 2006
                            -----------------
                              Date of Report
                    (Date of earliest event reported)


                          Reflect Scientific, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        00031377                      870642556
    ----                        --------                      ---------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                          1270 South 1380 West
                            Orem, Utah 84058
                          --------------------
                   (Address of Principal Executive Offices)

                               (801-226-4100
                               -------------
                       (Registrant's Telephone Number)

                                    N/A
                                   -----
        (Former Name or Former Address if changed Since Last Report)

     Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act
         (17 CFR 240.14a12)

     [ ] Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))

     [ ] Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 1.01     Entry into a Material Definitive Agreement

     (a) Effective as of November 17, 2006, the Registrant ("Reflect," the "Company," "we," "our," "us" and words of similar import) entered into an Agreement and Plan of Merger (the "Merger Agreement" and the "Merger") among Reflect; Cryometrix, Inc., a California corporation and whollyowned subsidiary of Reflect ("Merger Subsidiary"); All Temp Engineering Inc., a California corporation ("All Temp"); J F Dain & E L Dain CO T Tee Dain Family Revocable Trust U/A Dated 12/17/2001 (the "Dain Trust") and Nicholas J. Henneman ("Henneman"), the sole All Temp Shareholders (collectively, the "All Temp Shareholders"); and John F. Dain, individually ("Dain"). Pursuant to the Merger Agreement, on January 19, 2007, All Temp merged with and into the Merger Subsidiary with the Merger Subsidiary being the surviving corporation. A copy of the Agreement of Merger filed with the Secretary of State of the State of California accompanies this Current Report and is incorporated herein by reference. See Item 9.01, Exhibit 2.2.

     Under the Merger Agreement, Reflect:

     1. Issued to the All Temp Shareholders an aggregate of 2,000,000 shares of its common stock that are "restricted securities" as defined in Rule 144, 1,000,000 shares to each, with no registration rights to have these securities included in a registration statement filed with the Securities and Exchange Commission.

      2. Will pay the All Temp Shareholders a pro-rata running royalty totaling 5.0% of the gross annual revenues earned after Closing (the "Royalty") on All Temp's business that will be maintained as a separate division within the Surviving Corporation (the "Royalty Business Segment"). The Royalty shall be paid so long as Reflect owns and operates the Royalty Business Segment of All Temp and on revenues earned, providing it does not result in the Royalty Business Segment earnings as measured by earnings before interest and taxes ("EBIT") of less than 10%, and accordingly, such Royalty shall be paid in accordance with Exhibit 1.3(c) to the Merger Agreement. The foregoing royalty shall be paid quarterly within 45 days following the close of each quarter and assumes the Royalty Business Segment of All Temp that will be maintained separately within the Surviving Corporation ("Company Business Division") is profitable as represented by the All Temp Shareholders.
Reflect shall maintain complete and accurate financial and other records necessary to comply with Section 1.3(c) of the Merger Agreement. Reflect shall submit written summary financial reports on a quarterly basis to the All Temp Shareholders. The All Temp Shareholders shall have the right to, through independent accountants of their own choosing and at their own expense, audit the financial and other records of Reflect respecting the Company Business Division at reasonable times, at least once per fiscal year, to determine compliance with Section 1.3(c) of the Merger Agreement. In the event such audit reveals that Reflect has not accurately or adequately complied with
Section 1.3(c) of the Merger Agreement, the costs of said audit shall be borne by Reflect. Reflect shall provide Company Business Division with an adequate operating budget reasonably required to allow the Company Business Division to maximize revenues which operating budget shall be no less than as is consistent with All Temp's historical operating budget. If, within three (3) years of the closing, the Company Business Division is transferred (by means of a sale of assets, merger, sale of stock or otherwise), the All Temp Stockholders shall receive a cash payment of Six Hundred Thousand Dollars ($600,000) less any accumulated royalties payable under the Merger Agreement, which will partially reimburse the All Temp Shareholders for loans they are forgiving in connection with this transaction. However, no payment shall be made if the Company Business Division is terminated or liquidated due to non performance.

     Reflect(s Board of Directors unanimously approved the Merger and related agreements. During the course of its deliberations regarding the Merger, the Board of Directors considered a number of factors relevant to the Merger, such as All Temp(s business history, financial condition and intellectual property, the terms of the Merger, and historical information concerning All Temp(s business, financial performance and condition, operations, technology, management and competitive position; and also considered a number of the Company's key needs, including, but not limited to:

  * Reflect(s desire to expand its services offerings, either through internal development or by licensing or acquiring complimentary or new technologies; and

  * its desire to attract and retain talented technical personnel to compliment these new developments or technologies.

     Reflect(s Board of Directors also assessed the value of the Merger to its shareholders in light of various factors and potential benefits of the Merger, including:

  *  the current intrinsic value of the combined companies;

  * strategic and financial advantages to the combined businesses that may result from the Merger, such as potential improvements in their ability to access financial markets and acquisition purposes;

  *  potential for future appreciation of Reflect(s common stock;

  *  potential risks associated with the Merger; and

  *  the longterm interests of Reflect and its shareholders;

  * information concerning the business prospects and potential operations and financial condition of Reflect and All Temp, both individually and on a combined basis;

  * the terms of the Merger Agreement, including that the Merger will likely qualify as a tax free reorganization to Reflect for federal income tax purposes;

  * projected relative ownership interests of Reflect(s shareholders and All Temp shareholders in Reflect immediately following the Merger;

  *  the likelihood that the Merger would be consummated; and

  * Reflect(s desire to find an attractive candidate for a reorganization or merger that would be beneficial to it and its shareholders and provide products that current clients and customers would be interested in purchasing, as well as others.

     A copy of the Merger Agreement accompanied the Company's 8-K Current Report dated November 17, 2006, which was filed on November 22, 2006; the foregoing summary is modified in its entirety by such reference. See Item 9.01, Exhibit 2.1.

Item 2.01  Completion of Acquisition or Disposition of Assets.

     (a) On January 19, 2007, All Temp merged with and into the Merger Subsidiary with the Merger Subsidiary being the surviving corporation.

     (b) Pursuant to the Merger Agreement, and as of January 4, 2007, All Temp, with limited exceptions, transferred all of its Accounts Payables and Accounts Receivables to Reflect, and Reflect assumed, with limited exceptions, all such Accounts Payables and Accounts Receivables from that date forward. Additionally, Reflect acquired certain assets of All Temp consisting of: (1) Six heavy duty service trucks; (2) machinery and equipment consisting of sheet metal fabrication tooling, calibration equipment and welding equipment; (3) office equipment consisting of desk, chairs, files, conference facilities, fax machines and copy machines; (4) computer equipment consisting of computer work stations, laptop computers and servers; (5) software consisting of server system software, manufacturing design software and Office Suite; and (6) leasehold improvements consisting of build out for multiple workstations.

     (c)   See Item 1.01.

     (d)   See Item 1.01.

Item 7.01  Regulation FD Disclosure

     See Exhibit 99.1, Press Release dated November 20, 2006, a copy of which accompanied the Company's 8-K Current Report dated November 17, 2006, which was filed on November 22, 2006.

     See Exhibit 99.2, Press Release dated January 23, 2007, a copy of which accompanies this Current Report and is incorporated herein by reference. See
Item 9.01, Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits.

  (a)   Financial Statements of Businesses Acquired:

        These financial statements will be filed within seventy-five (75) days of the date of Closing, or on or before April 4, 2007.

  (b)   Pro Forma Financial Information.

        The pro forma financial statements will be filed within seventy-five
(75) days of the date of Closing, or on or before April 4, 2007.

  (c)   Registrant(s Exhibits:

     Attached:
     ---------

     2.2       Agreement of Merger filed with the State of California

    99.2 Press Release dated January 23, 2007, regarding completion of Agreement and Plan of Merger

     Previously Filed:
     -----------------

     2.1       Agreement and Plan of Merger

    99.1 Press Release dated November 20, 2006, regarding signing of Agreement and Plan of Merger

                             SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REFLECT SCIENTIFIC, INC.


Date: January 23, 2007                    /s/ Kim Boyce
                                        Kim Boyce
                                        President and Director